Rule 497(e)

Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Strategic Income ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Statement of Additional Information

Dated June 3, 2021

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, Richard Bernstein Advisors LLC (“RBA”) is now located at 1251 Avenue of the Americas, Suite 4102, New York, New York 10020.

Additionally, Dan Suzuki, Deputy Chief Investment Officer of RBA, became a member of the Fund’s portfolio management team effective May 1, 2021.

Dan Suzuki is the deputy chief investment officer of RBA (since 2020). In his role at RBA, Mr. Suzuki is a senior member of the RBA Investment Committee and is responsible for portfolio strategy, asset allocation, investment management and marketing to major wirehouses and independent RIAs. Prior to joining RBA, Mr. Suzuki was a Senior Equity Strategist at Bank of America – Merrill Lynch Global Research (2002-2018). Mr. Suzuki holds a BS in economics from Duke University, and has been a Chartered Financial Analyst® charter-holder since 2006.

As of October 31, 2020 Dan Suzuki managed the investment vehicles (other than the Funds of the Trust) with the number of accounts and assets set forth in the table below:

Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)	Other Accounts with Performance Fees ($ Assets)
Dan Suzuki	2 ($1,450,224,700)	2 ($247,507,479)	42,704 ($8,456,202,862)	1 ($354,166,933)

Please Keep this Supplement with Your Fund Prospectus and

Statement of Additional Information for Future Reference